Exhibit 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to the Credit Agreement (as defined below) (the “Amendment”) is dated as of July 21, 2011 (with a Second Amendment Effective Date as determined in accordance with Section 3 below), by and among CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto (the “Subsidiary Guarantors”), the Lenders party hereto (the “Lenders”) pursuant to an authorization (in the form attached hereto as Exhibit A, each a “Lender Authorization”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), a national banking association, as Administrative Agent for the Lenders party to the Credit Agreement.

STATEMENT OF PURPOSE:

The Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement dated as of November 10, 2005 and amended and restated as of September 9, 2008 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Borrower and the Subsidiary Guarantors have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein.  Subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders have agreed to grant such requests of the Borrower and the Subsidiary Guarantors.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  Capitalized Terms.  All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.  Amendments to Credit Agreement.  Subject to and in accordance with the terms and conditions set forth herein, and effective on and after the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended by amending and restating Section 11.3(c) of the Credit Agreement in its entirety as follows:

“(c)           investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one hundred-eighty (180) days from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or Moody’s Investors Service, Inc., (iii) certificates of deposit maturing no more than three hundred-sixty-five (365) days from the date of creation thereof, issued by commercial banks, savings banks or savings and loan associations incorporated under the laws of the United States, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of “A” or better by a nationally recognized rating agency; provided, that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, (iv) money market funds at commercial banks, savings banks or savings and loan associations incorporated under the laws of the United States, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of “A” or better by a nationally recognized rating agency; provided, that the aggregate amount invested in such money market funds shall not at any time exceed $10,000,000 for any one such bank, (v) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder, or (vi) other investments approved in writing by the Required Lenders (all of the foregoing described in this Section 11.3(c), “Cash Equivalents”);”

3.  Conditions to Effectiveness.  This Amendment shall be deemed to be effective upon the satisfaction of each of the following conditions (the “Second Amendment Effective Date”):

(a)           the Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Agent (on behalf of itself and the Lenders), the Borrower and each of the Subsidiary Guarantors;

(b)           the Administrative Agent shall have received executed Lender Authorizations from Lenders constituting Required Lenders;

(c)           the Administrative Agent shall have been paid or reimbursed for all reasonable out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and consultant fees and expenses;

(d)           the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.

4.  Effect of the Amendment.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Amendment shall not be deemed (i) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (ii) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (iv) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

5.  Representations and Warranties/No Default.  By their execution hereof,

(a)           The Borrower and each Subsidiary Guarantor hereby certifies, represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing.

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(b)           The Borrower and each Subsidiary Guarantor hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

(i)           it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(ii)           this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each of the Subsidiary Guarantors, and each such document constitutes the legal, valid and binding obligation of the Borrower and each of the Subsidiary Guarantors, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

6.  Reaffirmations. Each Credit Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Subsidiary Guaranty Agreement, the Collateral Agreement or any other Security Document to which it is a party, (b) confirms and reaffirms its obligations under the Subsidiary Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party, (c) agrees that the Subsidiary Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party remain in full force and effect and are hereby ratified and confirmed and (d) acknowledges that Wells Fargo Bank, National Association is the Administrative Agent under the Credit Agreement and each other Loan Document.  In furtherance of the reaffirmations set forth in this Section 6, each Credit Party hereby grants to Wells Fargo Bank, National Association, as the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all Collateral and all proceeds thereof as security for the Obligations, in each case subject to any applicable terms and conditions set forth in the Subsidiary Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party.

7.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

8.  Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.  Electronic Transmission.  A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

CROSS COUNTRY HEALTHCARE, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:

ASSIGNMENT AMERICA, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

CROSS COUNTRY TRAVCORPS, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

CROSS COUNTRY LOCAL, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

CC STAFFING, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	President

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CEJKA SEARCH, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

CLINFORCE, LLC

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

CROSS COUNTRY EDUCATION, LLC

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

MED-STAFF, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

CROSS COUNTRY CAPITAL, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Chairman and Vice President

MCVT, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

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METROPOLITAN RESEARCH ASSOCIATES, INC.

By:	/s/ Victor Kalafa
Name:	Victor Kalafa
Title:	President

MRA SEARCH, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

ASSENT CONSULTING

By:	/s/ Victor Kalafa
Name:	Victor Kalafa
Title:	Vice President

MDA HOLDINGS, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

MEDICAL DOCTOR ASSOCIATES, LLC

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

ALLIED HEALTH GROUP, LLC

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

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CREDENT VERIFICATION AND LICENSING SERVICES, LLC

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	Vice President

CC LOCAL, INC.

By:	/s/ Emil Hensel
Name:	Emil Hensel
Title:	President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (on behalf of itself and each of the Required Lenders) and as Issuing Lender, Swingline Lender and a Lender

By:	/s/ Jackie Ledea
Name:	Jackie Ledea
Title:	SVP

Exhibit A

Form of Lender Authorization

LENDER AUTHORIZATION

Cross Country Healthcare, Inc.
Second Amendment

______________, 2011

Wells Fargo Bank, National Association, as Administrative Agent
NC0680
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention of:  Syndication Agency Services
Telephone No.:  (704) 590-2703
Telecopy No.:  (704) 590-3481

Re:
Second Amendment to the Credit Agreement (as defined below) dated as of July __, 2011 (the “Amendment”), relating to that certain Credit Agreement dated as of November 10, 2005 and amended and restated as of September 9, 2008 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among CROSS COUNTRY HEALTHCARE, INC., a Delaware corporation (the “Borrower”) the Lenders party thereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wachovia Bank, National Association), a national banking association, as Administrative Agent for the Lenders party to the Credit Agreement.

This Lender Authorization acknowledges our receipt and review of the execution copy of the Amendment in the form posted on SyndTrak Online or otherwise distributed to us by the Administrative Agent.  By executing this Lender Authorization, we hereby approve the Amendment, and authorize the Administrative Agent to execute and deliver the Amendment on our behalf.

Each financial institution executing this Lender Authorization agrees or reaffirms that it shall be a party to the Amendment and the other Loan Documents (as defined in the Credit Agreement) to which the Lender is a party and shall have the rights and obligations of a Lender (as defined in the Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender”, under each such agreement.  In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the Administrative Agent to evidence such financial institution’s rights and obligations under the Credit Agreement.

A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

[Insert name of applicable financial institution]

By:
Name:
Title: